                                                                    EXHIBIT 10.1


                    SECOND SUPPLEMENT TO 1997 NOTE AGREEMENT

     This Second Supplement to 1997 Note Agreement (the "Second Supplement") is made and entered into as of the 29th day of September, 1999, by and between Cash America International, Inc. (the "Company") and each of the institutions which is a signatory to this Second Supplement (collectively, the "Noteholders").

                                    RECITALS

     WHEREAS, the parties hereto have entered into a Note Agreement dated as of December 1, 1997, pursuant to which the Company issued and the Noteholders purchased $30,000,000 aggregate principal amount of the Company's 7.10% Senior Notes Due January 2, 2008, and the parties have amended said Note Agreement by entering into a First Supplement to 1997 Note Agreement dated as of December 31, 1998 (said Note Agreement, as amended, being referred to hereafter as the "Note Agreement"); and

     WHEREAS, the Company and The Noteholders desire to amend certain provisions of the Note Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and The Noteholders hereby agree as follows:

     1. Amendment to Section 2.01 of the Note Agreement. Section 2.01 of the Note Agreement is hereby amended by adding in alphabetical order the following new definitions:

         "innoVentry" means innoVentry Corp., a Delaware corporation and successor in interest to Mr. Payroll.

         "innoVentry Investment" means the Investment by the Company in innoVentry on or after October 1, 1999 in an amount not to exceed $10,000,000, such Investment to be made concurrently with an investment by Wells Fargo in innoVentry in the amount of $10,000,000.

     2. Amendment to Section 9.11 of the Note Agreement. Section 9.11 of the Note Agreement is hereby amended as follows:

         (a) the paragraph heading of (l) is changed to "(n)," the paragraph heading of (m) is changed to "(o)," and new paragraphs (l) and
              (m) are added to read in their entirety as follows:

              (l) loans to officers of the Company and Subsidiaries in an aggregate amount not exceeding $5,000,000 at any one time outstanding;

              (m) the innoVentry Investment;

         (b) paragraph (o) is amended and restated to read in its entirety as follows:

              (o) other Investments made after the date hereof and not otherwise permitted by this Section 9.11, provided that neither the Company nor any Subsidiary shall make any Investment under this clause (o) if a Default shall be in existence immediately before or after such Investment or if the amount of such Investment, when aggregated with the total amount of all other Investments then outstanding under this clause (o), exceeds 7.5% of Consolidated Tangible Net Worth as of the date of such Investment. Notwithstanding this Section 9.11(o), the Company shall not make any Investments in innoVentry after March 31, 1999 other than the innoVentry Investment.

     3. Definitions. All capitalized terms used herein and not otherwise specifically defined shall have the respective meanings set forth in the Note Agreement.

     4. Payment of the Noteholders Counsel Fees and Expenses. The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Second Supplement.

     5. Ratification of Note Agreement. Except as specified hereinabove, all other terms of the Note Agreement shall remain unchanged and are hereby ratified and confirmed. All references to "this Agreement" or "the Agreement" appearing in the Note Agreement, and all references to the Note Agreement appearing in any other instrument or document, shall be deemed to refer to the Note Agreement as supplemented and amended by this Second Supplement.

     6. Counterparts. This Second Supplement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     By signing below where indicated, the undersigned, CASH AMERICA, INC. OF SOUTH CAROLINA, FLORIDA CASH AMERICA, INC., GEORGIA CASH AMERICA, INC., CASH AMERICA, INC. OF LOUISIANA, CASH AMERICA, INC. OF NORTH CAROLINA, CASH AMERICA, INC. OF TENNESSEE, CASH AMERICA, INC. OF OKLAHOMA, CASH AMERICA, INC. OF KENTUCKY, CASH AMERICA PAWN, INC. OF OHIO, CASH AMERICA MANAGEMENT L.P., CASH AMERICA PAWN L.P., CASH AMERICA HOLDING, INC., EXPRESS CASH INTERNATIONAL CORPORATION, CASH AMERICA, INC. OF ALABAMA, CASH AMERICA, INC. OF COLORADO, CASH AMERICA, INC. OF INDIANA, CASH AMERICA, INC., CASH AMERICA OF MISSOURI, INC., VINCENT'S JEWELERS AND LOAN, INC., CASH AMERICA, INC. OF UTAH, CASH AMERICA FRANCHISING, INC., CASH AMERICA, INC. OF ILLINOIS, UPTOWN CITY PAWNERS, INC., DOC HOLLIDAY'S PAWNBROKERS & JEWELERS, INC., LONGHORN PAWN & GUN, INC., BRONCO PAWN & GUN, INC., GAMECOCK PAWN & GUN, INC., HORNET PAWN & GUN, INC., TIGER PAWN & GUN, INC., RENT-A-TIRE, INC., and MR. PAYROLL CORPORATION, a Delaware corporation, as Guarantors, do each acknowledge and approve the Note Agreement, as amended by this Second Supplement, and the other Loan Documents, and the terms thereof, and specifically agree to comply with all provisions therein and herein which refer to or affect such Guarantors.

     IN WITNESS WHEREOF, the undersigned have executed this Second Supplement to 1997 Note Agreement as of the date first written above.

                                CASH AMERICA INTERNATIONAL, INC.


                                By:  /s/ David J. Clay
                                     ----------------------------------------
                                     David J. Clay, Vice President and Treasurer


ACCEPTED AND AGREED TO:


                                THE TRAVELERS INSURANCE COMPANY


                                By:  /s/A. William Carnduff
                                     ----------------------------------------
                                         Its:  Second Vice President



                                THE TRAVELERS LIFE AND ANNUITY
                                  COMPANY


                                By:  /s/ A. William Carnduff
                                     ----------------------------------------
                                         Its:  Second Vice President



                                PRIMERICA LIFE INSURANCE COMPANY


                                By: /s/ A William Carnduff
                                     ----------------------------------------
                                         Its: Second Vice President



                                NATIONWIDE LIFE INSURANCE COMPANY


                                By:  /s/ Mark W. Poeppelman
                                     ----------------------------------------
                                         Its:  InvestmentOfficer

                                EMPLOYERS LIFE INSUANCE COMPANY
                                  OF WAUSAU


                                By: /s/ Mark W. Poeppelman
                                    ----------------------------------------
                                    Its:  Investment Officer


                                OHIO NATIONAL LIFE ASSURANCE
                                  CORPORATION


                                By: /s/ B. Douglas Hundley
                                    ----------------------------------------
                                    Its:  Investment Officer



                                MINNESOTA LIFE INSURANCE COMPANY
                                By:  Advantus Capital Management, Inc.


                                By: /s/ Guy De Lambert
                                    ----------------------------------------
                                    Its:  Second Vice President

                                GUARANTORS

                  CASH AMERICA, INC. OF SOUTH CAROLINA

                  FLORIDA CASH AMERICA, INC.

                  GEORGIA CASH AMERICA, INC.

                  CASH AMERICA, INC. OF LOUISIANA

                  CASH AMERICA, INC. OF NORTH CAROLINA

                  CASH AMERICA, INC. OF TENNESSEE

                  CASH AMERICA, INC. OF OKLAHOMA

                  CASH AMERICA, INC. OF KENTUCKY

                  CASH AMERICA PAWN, INC. OF OHIO

                  CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

                  CASH AMERICA PAWN L.P., a Delaware limited partnership, by its general partner, Cash America Holding, Inc.

                  CASH AMERICA HOLDING, INC.

                  EXPRESS CASH INTERNATIONAL CORPORATION

                  CASH AMERICA, INC. OF ALABAMA

                  CASH AMERICA, INC. OF COLORADO

                  CASH AMERICA, INC. OF INDIANA

                  CASH AMERICA, INC.

                  CASH AMERICA OF MISSOURI, INC.

                  VINCENT'S JEWELERS AND LOAN, INC.

                  CASH AMERICA, INC. OF UTAH

                  CASH AMERICA FRANCHISING, INC.

                  CASH AMERICA, INC. OF ILLINOIS
                           UPTOWN CITY PAWNERS, INC.

                  DOC HOLLIDAY'S PAWNBROKERS & JEWELERS, INC.
                           LONGHORN PAWN & GUN, INC.
                           BRONCO PAWN & GUN, INC.
                           GAMECOCK PAWN & GUN, INC.
                           HORNET PAWN & GUN, INC.
                           TIGER PAWN & GUN, INC.

                  RENT-A-TIRE, INC.

                  MR. PAYROLL CORPORATION, a Delaware corporation



                  By: /s/ David J. Clay
                      ----------------------------------------
                      David J. Clay, Treasurer for All